Exhibit 4.2

NUMBER
LAC
CLASS A COMMON STOCK
LAMAR
SHARES
LAMAR ADVERTISING COMPANY
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
CLASS A COMMON STOCK
CUSIP 512816 10 9
SEE REVERSE FOR CERTAIN DEFINITIONS
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS AS SET FORTH ON THE REVERSE SIDE.
THIS CERTIFIES THAT
is the owner of
FULLY PAID AND NON ASSESSABLE SHARES OF CLASS A COMMON STOCK, $.001 PAR VALUE, OF
LAMAR ADVERTISING COMPANY
(hereinafter called the “Company”), transferable on the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the laws of the State of Delaware, the Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws of the Company and all amendments thereto, to which the holder of this certificate by acceptance hereof assents.
This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.
Dated:
SECRETARY
LAMAR ADVERTISING COMPANY
CORPORATE
SEAL
DELAWARE
1989
PRESIDENT
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR
BY:
AUTHORIZED SIGNATURE

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFERABILITY AND OWNERSHIP THAT ARE SPECIFIED IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY. THE COMPANY WILL FURNISH A FULL STATEMENT DESCRIBING THE RESTRICTIONS ON TRANSFERABILITY AND OWNERSHIP TO THE HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE ON REQUEST AND WITHOUT CHARGE.
The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM
TEN ENT
JT TEN
– as tenants in common
– as tenants by the entirety
– as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT– Custodian
(Cust)
(Minor)
under Uniform Gifts to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED, hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer said stock on the books of the within named Company with full power of substitution in the premises.
Dated
NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON
THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:
BY:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.